DEBTOR(S):	Midway Gold US Inc.	**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835	

Form 2-A
COVER SHEET

For Period End Date: 10/31/2017

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 11/30/2017

Print Name: Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 11/30/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

10/1/2017 to 10/31/2017 Month 10-17

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	715	17,302,875	6,115	-	100	0	100	58,856	282	-3,619	509,935	-	-	-	17,875,359
2. Cash Receipts																
Sales		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	-	-	-	-	-	-	-	500	500	-	-	-	-	1,000 [2]
Miscellaneous		-	124	-	-	-	-	-	-	-	-	-	-	-	-	124
Total Cash Receipts	$	0	124	0	-	0	0	0	0	500	500	-	-	-	-	1,124
3. Cash Disbursements																
Operations		-	(20,017)	-	-	-	-	-	-	-	-	-	-	-	-	(20,017) [6]
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		-	(138,530)	(650)	-	-	-	-	(650)	(325)	(325)	(325)	-	-	-	(140,805)
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	(1,000)	-	-	-	-	-	-	-	-	-	-	-	-	(1,000) [2]
Total Cash Disbursements	$	0	(159,547)	(650)	-	0	0	0	(650)	(325)	(325)	(325)	-	-	-	(161,822)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		0	(159,423)	(650)	-	-	0	-	(650)	175	175	(325)	-	-	-	(160,698)
6 Ending Cash Balance (to Form 2-C)	$	715	17,143,452	5,465	-	100	0	100	58,206	457	(3,444)	509,610	-	-	-	17,714,661

CASH BALANCE SUMMARY

NA	Financial Institution	Balance 31-May-17
MDW Corp	TD Canada Trust (CAD)	$ 715 [4]
Midway Gold US	Wells Fargo N.A.	17,143,452
Midway Services Company	Wells Fargo N.A.	5,465
Nevada Talon	Wells Fargo N.A.	-3,444
Realty	Wells Fargo N.A.	509,610
RR Exploration	Wells Fargo N.A.	457
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	58,206
		$ 17,715,224 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $0.00
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,963 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

Rev. 11/30/2017

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 10/31/2017

CASH FLOW SUMMARY	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$ 280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts															
Sales	-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets	-	29,886,449	-	-	-	-	-	-	-	-	512,911	-	-	-	30,399,360
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	485,487	5,896,588	4,995,000	-	5,019,208	404,872	715,208	715,000	149,825	57,325	6,500	-	-	-	18,445,014 [2]
Miscellaneous	62,855	1,089,112	76,725	-	-	679,419	-	61,511	-	-	-	-	-	-	1,969,622
Total Cash Receipts	$ 548,342	36,872,150	5,071,725	-	5,019,208	23,039,458	715,208	776,511	149,825	57,325	519,411	-	-	-	72,769,163
3. Cash Disbursements															
Operations	(369,774)	(3,944,294)	(5,118,398)	-	(208)	(10,665,537)	(208)	(696,555)	(150,200)	(57,762)	(9,480)	-	-	-	(21,012,417) [6]
Debt Service/Secured loan payment	-	(12,955)	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,903,571)
Professional fees/U.S. Trustee fees	(242,837)	(8,687,956)	(32,500)	-	-	(1,478,367)	-	(25,244)	(3,900)	(3,925)	(3,250)	-	-	-	(10,477,980)
Professional fees paid from retainer	(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)
Intercompany Transfer	(195,288)	(7,096,900)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,450,269) [2]
Total Cash Disbursements	$ (828,074)	(19,743,209)	(5,150,898)	-	(5,019,208)	(23,458,601)	(715,208)	(721,799)	(154,101)	(61,687)	(12,730)	-	-	-	(55,865,516)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(279,732)	17,128,940	(79,172)	-	-	(419,143)	-	54,712	(4,276)	(4,362)	506,681	-	-	-	16,903,647
5 Ending Cash Balance (to Form 2-C)	$ 715	17,143,452	5,465	-	100	0	100	58,206	457	(3,444)	509,610	-	-	-	17,714,662

CASH BALANCE SUMMARY

NA	Financial Institution	Book Balance 31-May-17	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 715 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	17,143,452	14,511
Midway Services Company	Wells Fargo N.A.	5,465	84,638
Nevada Talon	Wells Fargo N.A.	-3,444	919
Realty	Wells Fargo N.A.	509,610	2,930
RR Exploration	Wells Fargo N.A.	457	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	58,206	3,494
		$ 17,715,224 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $0.00
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,963 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

10/1/2017 to 10/31/2017 Month 10-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(159,547)	(1,000)	(158,547)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	-	-	-
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	(325)	-	(325)
15-16840	Midway Services Co.	One Wells Fargo	(650)	-	(650)
15-16841	Nevada Talon, LLC	One Wells Fargo	(325)	-	(325)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	-	-	-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(650)	-	(650)
15-16845	Midway Gold Realty	One Wells Fargo	(325)	-	(325)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(161,822)**	**(1,000)**	**(160,822)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2017 to 10/31/2017

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
10/31/2017	Wells Fargo	2	Miscellaneous		123.91
10/25/2017	Wells Fargo	5	Intercompany Transfer		500.00
10/25/2017	Wells Fargo	10	Intercompany Transfer		500.00
			Total Sales	$	0.00
			Total Intercompany Transfers	$	1,000.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	123.91
			Total Cash Receipts	$	**1,123.91** [1]

Rev. 11/30/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2017 to 10/31/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Amount (USD$)
2	10/2/2017	145408	Certent Inc.	-4,915.00
2	10/2/2017	145410	Jay Nishikawa	-2,392.84
2	10/2/2017	145412	Teresa Gustine	-614.99
2	10/13/2017	6477	Tab Products CO LLC	-61.56
2	10/13/2017	17035	Gavin-Solmonese, LLC	-1,047.94
2	10/13/2017	17036	Sender, Wasserman, Wadsworth P	-4,599.00
2	10/13/2017	17037	Squire Patton Boggs LLP	-96,345.03
2	10/13/2017	17038	FTI Consulting, Inc	-16,899.61
2	10/13/2017	17039	Cooley, LLP	-14,301.38
2	10/13/2017	17040	Blender Media Inc	-1,111.27
2	10/13/2017	17041	Computershare	-980.25
2	10/13/2017	145414	C T Corporation	-311.68
2	10/13/2017	145415	ISC Inc.	-4,889.40
2	10/13/2017	145416	Teresa Gustine	-575.00
2	10/25/2017	11133	tr fr MGUS to RR Exp	-500.00
2	10/25/2017	11134	tr fr MGUS to NV Talon	-500.00
2	10/27/2017	17042	Blender Media Inc	-360.98
2	10/27/2017	145417	EPIQ Systems Acquisition Inc	-1,112.00
2	10/27/2017	145418	Shawn Mullenix	-3,163.88
2	10/27/2017	145419	Teresa Gustine	-639.99
2	10/29/2017	6478	U.S. Trustee	-325.00
2	10/29/2017	6479	U.S. Trustee	-325.00
2	10/29/2017	6480	U.S. Trustee	-325.00
2	10/29/2017	6481	U.S. Trustee	-325.00
2	10/29/2017	6482	U.S. Trustee	-1,950.00
2	10/29/2017	6483	U.S. Trustee	-325.00
2	10/29/2017	6484	U.S. Trustee	-325.00
2	10/29/2017	6485	U.S. Trustee	-325.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 10/1/2017 to 10/31/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Amount (USD$)
5	10/27/2017	1077	US Trustee	-325.00
9	10/27/2017	2121	US Trustee	-325.00
10	10/27/2017	3451	US Trustee	-325.00
16	10/27/2017		US Trustee	-650.00
20	10/27/2017	1106	US Trustee	-325.00
20	10/27/2017	1107	US Trustee	-325.00
			Total Cash Disbursements $	**-161,821.80** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 11/30/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 10/31/2017

		CONSOLIDATED October 31, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		17,715,224	811,577
Accounts Receivable		3,041	201,443
Inventory		0	20,105,452
Prepaid		1,049,793	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		18,774,355	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		0	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		35,150	98,248
Total Long Term Assets		35,567	154,595,113
Total Assets		18,809,922	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,960)	(21,646,032)
Accounts Payable - Post-Petition		(257,569)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,498,720)	(51,673,880)
Total Current Liabilities		(68,343,236)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,343,301)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		1,843,563	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		109,486,446	(42,920,053)
Liability and Equity		(18,809,922)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 10/1/2017 **to** 10/31/2017

	CONSOLIDATED October 2017 Actual		CONSOLIDATED January 2017 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	10,112		3,140,386
Depreciation - CGA	0		280,979
Interest and bank charges	0		24,343
Legal, audit and accounting	70,051		5,139,110
Office & administrative	87,893		2,200,067
Salaries and benefits	0		2,138,452
Transfer agent and filing fees	1,921		85,956
Travel			11,792
Investor relations	0		68,109
Total General & Administrative	169,977		13,089,191
Total Operating Costs	169,977		175,791,044
Foreign exchange (gain) loss	70		64,024
Other income	(124)		1,476,610
(Gain) loss on disposal of PP&E	0		(10,574,890)
Interest and investment income			(2,117)
Total Other (Income) Expense	(54)		(9,036,374)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	169,923		148,630,199
Income tax recovery	0		0
Net Income	169,923		148,630,199

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 10/1/2017 to 10/31/2017

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld				
Employee FICA taxes withheld				
Employer FICA taxes				
Unemployment taxes				
Other:________				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:________				
Local				
Personal property taxes				
Real property taxes				
Other:________				
			Total unpaid post-petition taxes	

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.				

* The Company no longer has any employees and does not have any assets except cash balances. As such, the insurance carriers were not willing to bind coverage for just a general liability policy.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 10/1/2017 to 10/31/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ -	$ -	$ -	$ -	$ -
Post-petition receivables	3,041				3,041
Total	$ 3,041	$ -	$ -	$ -	$ 3,041

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 11,029	$ 41,812	$ 21,082	$ 140,570	$ 214,493
Other Payables	43,076				43,076
Total	$ 54,105	$ 41,812	$ 21,082	$ 140,570	$ 257,569

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (175,610)	$ (96,345)	7/17/2015	$ (120,932)
Debtor Local Counsel - S&W	25,000	(17,436)	(4,599)	7/16/2015	7,564
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(42,335)	(16,900)	7/24/2015	55,069
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	-	-	-	N/A	-
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(21,001)	(14,301)	8/14/2015	(21,001)
UCC Financial Advisor - Gavin Solmonese	-	(2,865)	(1,048)	8/19/2015	(2,865)
Epiq	10,947	(1,112)	(1,112)	7/23/2015	9,835
Total	NA	$ (260,359)	$ (134,305)		$ (32,134)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ 16,900

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
	4/30/2017						
January	2017	$	2,033				
February	2017		8,543				
March	2017		1,280				
TOTAL 1st Quarter		$	11,855.79	$	325	6455	4/28/2017
April	2017	$	63,480				
May	2017		30				
June	2017		267				
TOTAL 2nd Quarter		$	63,776.45	$	650	6466	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	325	6478	10/27/2017
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $14(NA	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc.   CASE NO: 15-16835

2

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	72,387				
February	2017		51,490				
March	2017		459,413				
TOTAL 1st Quarter		$	583,289.46	$	4,875	6454	4/28/2017
April	2017	$	233,794				
May	2017		97,498				
June	2017		211,457				
TOTAL 2nd Quarter		$	542,749.45	$	4,875	6468	7/27/2017
July	2017	$	55,783				
August	2017		17,767				
September	2017		218,051				
TOTAL 3rd Quarter		$	291,600.64	$	1,950	6482	10/27/2017
October	2017	$	159,547				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	159,546.80	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999….	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 | CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	18,459				
February	2017		10,465				
March	2017		11,803				
TOTAL 1st Quarter		$	40,727.13	$	650	1102	4/28/2017
April	2017	$	14,452				
May	2017		12,100				
June	2017		10,119				
TOTAL 2nd Quarter		$	36,670.83	$	650	1106	7/27/2017
July	2017	$	14,781				
August	2017		2,701				
September	2017		830				
TOTAL 3rd Quarter		$	18,311.86	$	650	1107	10/27/2017
October	2017	$	650				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	650.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC   CASE NO: 15-16846

13

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00	$ 325	6449	4/28/2017
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6467	7/27/2017
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 325	6483	10/27/2017
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14

CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6451	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6469	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 325	6480	10/27/2017
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6456	4/28/2017
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	325	6470	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	325	6478	10/27/2017
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999......................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15

CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	1102	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	1104	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 325	1107	10/27/2017
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16844

20

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	650			
February	2017		0			
March	2017		505			
TOTAL 1st Quarter		$	1,155.36	$ 325	1103	4/28/2017
April	2017	$	650			
May	2017		0			
June	2017		669			
TOTAL 2nd Quarter		$	1,319.00	$ 325	1105	7/27/2017
July	2017	$	650			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	650.00	$ 325	1107	10/27/2017
October	2017	$	650			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	650.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999......................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration
10

CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	525			
February	2017	0			
March	2017	625			
TOTAL 1st Quarter $		1,150.18 $	325	3449	4/28/2017
April	2017 $	325			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter $		325.00 $	325	3450	7/27/2017
July	2017 $	325			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		325.00 $	325	3451	10/27/2017
October	2017 $	325			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		325.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	525			
February	2017	0			
March	2017	275			
TOTAL 1st Quarter $		800.18 $	325	1075	4/28/2017
April	2017 $	325			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter $		325.00 $	325	1076	7/27/2017
July	2017 $	325			
August	2017	0			
September	2017	4,000			
TOTAL 3rd Quarter $		4,325.00 $	325	1077	10/27/2017
October	2017 $	325			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		325.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	325			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter $		325.00 $	325	2118	4/28/2017
April	2017 $	325			
May	2017	312			
June	2017	0			
TOTAL 2nd Quarter $		636.68 $	325	2119	7/27/2017
July	2017 $	325			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		325.00 $	325	2121	10/27/2017
October	2017 $	325			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		325.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6452	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6472	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 325	6484	10/27/2017
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 **CASE NO:** 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6450	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6473	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 325	6485	10/27/2017
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. **CASE NO:** 15-16837

8

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6453	4/28/2017
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	325	6471	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	325	6479	10/27/2017
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G
NARRATIVE
For Period Ending: 10/31/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of October 1, 2017 through October 31, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015 (the "Petition Date"). Following the Petition Date, Debtors continued in possession of their remaining property and operated and managed their remaining business and affairs as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On October 6, 2017, the Court issued an order denying Debtors' *Second Amended Joint Chapter 11 Plan of Liquidation* (the "Plan"). The Debtors and their professionals worked with interested parties to revise the Plan to address each of the Court's concerns that formed the basis for denying confirmation of the Plan.

On October 18, 2017, the Debtors filed a *Revised Second Amended Joint Chapter 11 Plan of Liquidation* (the "Revised Plan") and motion for entry of an order confirming the Revised Plan pursuant to 11 U.S.C. §§ 1127(a) and 1129 and Fed.R.Bankr.P. 3019(a). On October 23, 2017, the Court entered an order scheduling a hearing on confirmation of the Revised Plan for November 15, 2017 at 1:30 p.m.

On October 27, 2017, the following professional fee applications were filed in the case: (1) seventh interim fee application for FTI Consulting, Inc. for the period of January 1, 2017 through September 30, 2017 for fees in the amount of $106,300.80 and expenses in the amount of $345.05; (2) fifth interim fee application for Cooley, LLP for the period of January 1, 2017 through June 30, 2017 for fees in the amount of $68.553.90 and expenses in the amount of $257.59; (3) sixth interim fee application for Cooley, LLP for the period of July 1, 2017 through September 30, 2017 for fees in the amount of $5,141.25 and expenses in the amount of $56.70; (4) fifth interim fee application for Gavin/Solmonese, LLP for the period of February 1, 2017 through June 30, 2017 for fees in the amount of $12,375.00 and expenses in the amount of $28.90; (5) seventh interim fee application for Squire Patton Boggs (US) LLP for the period of January 1, 2017 through September 30, 2017 for fees in the amount of $409,050.00 and expenses in the amount to $18,586.26; (6) seventh interim fee application for Wadsworth Warner Conrardy, P.C. for the period of January 1, 2017 through September 30, 2017 for fees in the amount of $27,905.00 and expenses in the amount of $648.62.

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$12,439,464.92	$0.00	-$155,321.80	$12,284,143.12

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/02	7,922.83	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/13	5,776.08	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/13	1,047.94	WT Fed#00204 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# Gw00000007583630 Trn#171013000482 Rfb# 827
	10/13	4,599.00	WT Fed#00217 Zb NA DBA Vectra B /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# Gw00000007583631 Trn#171013000475 Rfb# 828
	10/13	16,899.61	WT Fed#00276 Bank of America, N /Ftr/Bnf=Fti Consulting Inc Srf# Gw00000007583633 Trn#171013000494 Rfb# 830
	10/13	96,345.03	WT Fed#00292 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# Gw00000007583632 Trn#171013000495 Rfb# 829
	10/13	14,301.38	WT Seq#00504 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# Gw00000007583634 Trn#171013000504 Rfb# 831
	10/13	980.25	WT 171013-000496 HSBC Bank Canada /Bnf=Computershare Srf# Gw00000007583629 Trn#171013000496 Rfb# 826

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/13	1,111.27	WT 171013-000461 Toronto Dominion Ba /Bnf=Blender Media Inc Srf# Gw00000007583323 Trn#171013000461 Rfb# 825
	10/25	500.00	Online Transfer Payables Ref #Bb03W69Szl
	10/25	500.00	Online Transfer Payables Ref #Bb03W69T5J
	10/26	3,803.87	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/26	360.98	WT 171026-000340 Toronto Dominion Ba /Bnf=Blender Media Inc Srf# Gw00000007885487 Trn#171026000340 Rfb# 833
	10/27	1,112.00	WT Fed#00710 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# Gw00000007885488 Trn#171026000563 Rfb# 832
		$155,260.24	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
6477	61.56	10/31

$61.56 **Total checks paid**

$155,321.80 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
09/30	12,439,464.92	10/25	12,289,481.53	10/27	12,284,204.68
10/02	12,431,542.09	10/26	12,285,316.68	10/31	12,284,143.12
10/13	12,290,481.53				

Average daily ledger balance **$12,344,127.94**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business Market Rate Savings

WELLS FARGO

024327 1 AV 0.373 1011041
MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted
1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

Cash flow is a key indicator of the financial health of your business. Find tips and strategies for effective cash flow management at wellsfargoworks.com.

Activity summary

Beginning balance on 10/1	$4,863,409.58
Deposits/Credits	123.92
Withdrawals/Debits	- 0.00
Ending balance on 10/31	**$4,863,533.50**
Average ledger balance this period	$4,863,409.58

Account number: [redacted]8524
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 102000076
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$123.92
Average collected balance	$4,863,409.58
Annual percentage yield earned	0.03%
Interest earned this statement period	$123.92
Interest paid this year	$1,215.05

DCRE11UTGS 024327 NNNNNNNNN NNN NNN 001 002 163 097491 20589099 2

WELLS FARGO

Transaction history

Date	Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
10/31	Interest Payment	123.92		4,863,533.50
Ending balance on 10/31				**4,863,533.50**
Totals		**$123.92**	**$0.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, see the Wells Fargo Account Fee and Information Schedule and Account Agreement applicable to your account (EasyPay Card Terms and Conditions for prepaid cards) or talk to abanker. Go to wellsfargo.com/feefaq for a link to these documents, and answers to common monthly service fee questions.

Fee period 10/01/2017 - 10/31/2017	Standard monthly service fee $6.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
· Average collected balance	$500.00	$4,863,410.00 ☑
· Total automatic transfers from an eligible Wells Fargo business checking account	$25.00	$0.00 ☐

YC/YC

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

097482

WELLS FARGO

General statement policies for Wells Fargo Bank

■ **Notice:** Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery, P.O. Box 5058, Portland, OR 97208-5058.

You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Account Balance Calculation Worksheet

1. Use the following worksheet to calculate your overall account balance.
2. Go through your register and mark each check, withdrawal, ATM transaction, payment, deposit or other credit listed on your statement. Be sure that your register shows any interest paid into your account and any service charges, automatic payments or ATM transactions withdrawn from your account during this statement period.
3. Use the chart to the right to list any deposits, transfers to your account, outstanding checks, ATM withdrawals, ATM payments or any other withdrawals (including any from previous months) which are listed in your register but not shown on your statement.

ENTER

A. The ending balance shown on your statement .... $ ________

ADD

B. Any deposits listed in your register or transfers into your account which are not shown on your statement.
$ ________
$ ________
$ ________
+ $ ________

.... **TOTAL** $ ________

CALCULATE THE SUBTOTAL
(Add Parts A and B)

.... **TOTAL** $ ________

SUBTRACT

C. The total outstanding checks and withdrawals from the chart above .... - $ ________

CALCULATE THE ENDING BALANCE
(Part A + Part B - Part C)
This amount should be the same as the current balance shown in your check register .... $ ________

Number	Items Outstanding	Amount
	Total amount $	

DCRE11UTGS 02427 NNNNNNNNN NNN NNN 002 002 163 097493 20589099 2

WELLS
FARGO

Analyzed Business Checking

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$381.14	$500.00	$0.00	$881.14

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/25	500.00	Online Transfer Payables Ref #Bb03W69T5J
		$500.00	**Total electronic deposits/bank credits**
		$500.00	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
09/30	381.14	10/25	881.14

Average daily ledger balance **$494.04**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$509,935.46	$0.00	-$4,000.00	$505,935.46

Debits

Checks paid

Number	*Amount*	*Date*	
	4,000.00	10/10	
		$4,000.00	**Total checks paid**
		$4,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
09/30	509,935.46	10/10	505,935.46

Average daily ledger balance **$507,096.75**

(163)
Sheet Seq = 0007174
Sheet 00001 of 00002

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1724 ■ October 1, 2017 - October 31, 2017 ■

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$281.90	$500.00	$0.00	$781.90

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/25	500.00	Online Transfer Payables Ref #Bb03W69Szl
		$500.00	**Total electronic deposits/bank credits**
		$500.00	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
09/30	281.90	10/25	781.90

Average daily ledger balance **$394.80**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]2618 ■ October 1, 2017 - October 31, 2017 ■ Page 1 of 1

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
09/30	363.00

Average daily ledger balance $363.00

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

(163)
Sheet Seq = 0009823

Analyzed Business Checking

Account number: [redacted]1461 ■ October 1, 2017 - October 31, 2017 ■ Page 1 of 1

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
09/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
09/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$6,115.43	$0.00	$0.00	$6,115.43

Daily ledger balance summary

Date	*Balance*
09/30	6,115.43

Average daily ledger balance **$6,115.43**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
09/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
09/30	100.00

Average daily ledger balance $100.00

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1487 ■ October 1, 2017 - October 31, 2017 ■

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$59,524.66	$0.00	$0.00	$59,524.66

Daily ledger balance summary

Date	*Balance*
09/30	59,524.66

Average daily ledger balance **$59,524.66**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	[redacted]8486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	12,284,143.12
Add Pending Deposits	.00
Less Outstanding Checks	4,225.00-
	12,279,918.12
Balance per General Ledger	12,279,918.12
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/29/2017	00006478	325.00-
U.S. Trustee	10/29/2017	00006479	325.00-
U.S. Trustee	10/29/2017	00006480	325.00-
U.S. Trustee	10/29/2017	00006481	325.00-
U.S. Trustee	10/29/2017	00006482	1,950.00-
U.S. Trustee	10/29/2017	00006483	325.00-
U.S. Trustee	10/29/2017	00006484	325.00-
U.S. Trustee	10/29/2017	00006485	325.00-
			4,225.00-

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	[redacted]9200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	881.14
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	556.14
Balance per General Ledger	556.14
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/27/2017	00001077	325.00-
			325.00-

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	[redacted]0152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	505,935.46
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	505,610.46
Balance per General Ledger	505,610.46
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/27/2017	00002121	325.00-
			325.00-

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	[redacted]6862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	781.90
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	456.90
Balance per General Ledger	456.90
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/27/2017	00003451	325.00-
			325.00-

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	[redacted]7122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	[redacted]4250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	[redacted]4498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary		
Account Number	[redacted]4746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	6,115.43
Add Pending Deposits	.00
Less Outstanding Checks	650.00-
	5,465.43
Balance per General Ledger	5,465.43
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/27/2017	00001107	650.00-
			650.00-

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	[redacted]4994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	[redacted]5242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	[redacted]5490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	[redacted]5738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2017	

Balance per Bank Statement	59,524.66
Add Pending Deposits	.00
Less Outstanding Checks	650.00-
	58,874.66
Balance per General Ledger	58,874.66
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/27/2017	00001106	325.00-
U.S. Trustee	10/27/2017	00001107	325.00-
			650.00-

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	[redacted]7893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	10/31/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00